UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2013

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20382 Barents Sea Circle, Lake Forest, California 92630

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 3, 2013, CryoPort, Inc. (the “Registrant”) entered into a master agreement (“Agreement”) with Federal Express Corporation (“FedEx”). Pursuant to the Agreement, the Registrant will provide to FedEx frozen shipping logistics services through the combination of its purpose built proprietary technologies and turnkey management processes. The Cryoport Express® liquid nitrogen dry vapor shippers, validated to maintain a constant -150°C temperature for a 10 plus day dynamic shipment duration, and Cryoportal™ Logistics Management Platform which manages the entire shipment process, are included.

Under the Agreement, FedEx has the right to and shall, on a non-exclusive basis and at its sole expense, promote, market and sell transportation of Registrant’s services and Registrant’s related value-added goods and service for frozen temperature-controlled cold chain transportation, such as Registrant’s data monitoring and recording capabilities. All services shall be processed through the CryoportalTM.

Pursuant to the Agreement, FedEx has agreed to pay Registrant (i) a fixed transaction fee, the amount of which will depend upon whether the service is provided within a specific designated region or from one designated region to another designated region, and (ii) additional fees for any other goods or services ordered in connection with such service transaction. Under the Agreement, there is no minimum requirement of FedEx during the term of the Agreement.

The Agreement covers a non-exclusive license and right for FedEx to use a customized version of the Cryoportal for the management of shipments made by FedEx’s customers. Under the Agreement, Registrant will develop and provide related maintenance and technical support for such customized version of the Cryoportal.

The Agreement is effective on January 1, 2013 and, unless sooner terminated as provided in the Agreement, the term of the Agreement expires on December 31, 2015. The Agreement contains customary representations, warranties and indemnification obligations.

A copy of the January 3, 2013 Agreement is attached hereto as Exhibit 10.1, incorporated herein by reference and hereby filed.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Agreement with Federal Express Corporation and Cryoport, Inc. dated January 3, 2013.*

*	Portions omitted pursuant to a request of confidential treatment filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: January 8, 2013	By:	/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement with Federal Express Corporation and Cryoport, Inc. dated January 3, 2013.*

*	Portions omitted pursuant to a request of confidential treatment filed separately with the Securities and Exchange Commission.